 As filed with the Securities and Exchange Commission on February 6, 2001
                                                  Registration No. 333-________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                        INHALE THERAPEUTIC SYSTEMS, INC.
               (Exact name of Company as specified in its charter)


             DELAWARE                               94-3134940
     (State of Incorporation)          (I.R.S. Employer Identification No.)


                             ----------------------

                        INHALE THERAPEUTIC SYSTEMS, INC.
                               150 INDUSTRIAL ROAD
                              SAN CARLOS, CA 94070
                                 (650) 631-3100
              (Address of principal executive offices and zip code)

                             ----------------------

     THE BRADFORD PARTICLE DESIGN PLC APPROVED EMPLOYEE SHARE OPTION SCHEME THE BRADFORD PARTICLE DESIGN PLC UNAPPROVED EMPLOYEE SHARE OPTION SCHEME
           AGREEMENT GRANTING OPTIONS BETWEEN MR. JOSEPH F. BOHAN AND
                          BRADFORD PARTICLE DESIGN PLC
                             DATED NOVEMBER 5, 1999
           AGREEMENT GRANTING OPTIONS BETWEEN MR. JOSEPH F. BOHAN AND
                          BRADFORD PARTICLE DESIGN PLC
                             DATED OCTOBER 27, 2000
            AGREEMENT GRANTING OPTIONS BETWEEN DR. BORIS SHEKUNOV AND
                          BRADFORD PARTICLE DESIGN PLC
                             DATED OCTOBER 13, 2000
           AGREEMENT GRANTING OPTIONS BETWEEN MRS. MADGE HOLLOWOOD AND
                          BRADFORD PARTICLE DESIGN PLC
                             DATED OCTOBER 13, 2000
                            (Full title of the plans)

                             ----------------------



                                                              COPIES TO:
  AJIT S. GILL, CHIEF EXECUTIVE OFFICER                 MARK P. TANOURY, ESQ.
    INHALE THERAPEUTIC SYSTEMS, INC.                    JOHN M. GESCHKE, ESQ.
          150 INDUSTRIAL ROAD                            COOLEY GODWARD LLP
         SAN CARLOS, CA 94070                           FIVE PALO ALTO SQUARE
            (650) 631-3100                                3000 EL CAMINO REAL
                                                       PALO ALTO, CA 94306-2155
  (Name, address, and telephone number,                     (650) 843-5000
including area code, of agent for service)


                                       1.

                             ----------------------

                         CALCULATION OF REGISTRATION FEE


====================================================================================================================================
                                                                                Proposed Maximum    Proposed Maximum      Amount of
                      Title of Securities                      Amount to be         Offering           Aggregate        Registration
                       to be Registered                        Registered(1)    Price per Share     Offering Price(2)        Fee
------------------------------------------------------------------------------------------------------------------------------------
Bradford Particle Design, plc Approved Employee
   Share Option Scheme                                             40,002              $7.00              $280,014           $70.00

Bradford Particle Design, plc Unapproved Employee                  26,717              $7.00              $187,019           $46.75
   Share Option Scheme

Agreement Granting Options between Mr. Joseph F. Bohan and
   Bradford Particle Design plc dated November 5, 1999              4,276              $7.00               $29,932            $7.48

Agreement Granting Options between Mr. Joseph F. Bohan and
   Bradford Particle Design plc dated October 27, 2000              5,345             $12.40               $66,278           $16.57

Agreement Granting Options between Dr. Boris Shekunov and
   Bradford Particle Design plc dated October 13, 2000              4,115              $7.00               $28,805            $7.20

Agreement Granting Options between Mrs. Madge Hollowood and
   Bradford Particle Design plc dated October 13, 2000              1,828              $7.00               $12,796            $3.20
                                                                                                                            =======
Total                                                                                                                       $151.20
====================================================================================================================================

   (1) Together with an indeterminate number of additional shares which may be necessary to adjust the number of shares reserved for issuance pursuant to such employee benefit plans as the result of any future stock split, stock dividend or similar adjustment of the Company's outstanding Common Stock.
   (2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the "Securities Act").

   =============================================================================

                                      2.

                                EXPLANATORY NOTE

         The shares registered hereunder will be issued upon the exercise of stock options assumed by Inhale Therapeutic Systems, Inc., a Delaware corporation (the "Company"), pursuant to the terms of the Company's purchase offer to acquire all of the issued share capital of Bradford Particle Design plc ("Bradford") completed on January 8, 2001. These options were originally granted to employees of Bradford under The Bradford Particle Design plc Approved Employee Share Option Scheme, The Bradford Particle Design plc Unapproved Employee Share Option Scheme, Agreement Granting Options Between
Mr. Joseph F. Bohan and Bradford Particle Design plc dated November 5, 1999, Agreement Granting Options Between Mr. Joseph F. Bohan and Bradford Particle Design plc dated October 27, 2000, Agreement Granting Options Between
Dr. Boris Shekunov and Bradford Particle Design plc dated October 13, 2000, and Agreement Granting Options between Mrs. Madge Hollowood and Bradford Particle Design plc dated October 13, 2000 (collectively, the "Plans.")

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The information required by Part I is included in documents sent or given to participants in the Plans pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended, (the "Securities Act").


                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 3.       INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by Inhale Therapeutic Systems, Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission are incorporated by reference into this registration statement:

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed on March 10, 2000, including all material incorporated by reference therein;

         (b) Our Amendment to Annual Report on Form 10-K/A for the fiscal year ended December 31, 1999, filed on March 14, 2000, including all material incorporated by reference therein;

         (c) Our Amendment to Annual Report on Form 10-K/A for the fiscal year ended December 31, 1999, filed on April 28, 2000, including all material incorporated by reference therein;

         (d) Our Definitive Proxy on Schedule 14A, filed on May 3, 2000;

         (e) Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed on May 11, 2000, including all material incorporated by reference therein;

         (f) Our Amendment to Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2000, filed on May 15, 2000, including all material incorporated by reference therein;

         (g) Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed August 14, 2000, including all material incorporated by reference therein;

         (h) Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed November 14, 2000, including all material incorporated therein;

         (i) Our Current Report on Form 8-K, filed on February 1, 2000;

         (j) Our Current Report on Form 8-K, filed on February 9, 2000;

         (k) Our Current Report on Form 8-K, filed on February 24, 2000;

         (l) Our Current Report on Form 8-K, filed on September 6, 2000;

         (m) Our Current Report on Form 8-K, filed on October 10, 2000;

         (n) Our Current Report on Form 8-K, filed on October 10, 2000;

                                      3.

         (o) Our Current Report on Form 8-K, filed on October 13, 2000;

         (p) Our Current Report on Form 8-K, filed on October 30, 2000;

         (q) Our Current Report on Form 8-K, filed on December 21, 2000;

         (r) Our Current Report on Form 8-K, filed on January 11, 2001;

         (s) All other reports filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the last fiscal year covered by the Company's Annual Report referred to in (a) above; and

         (t) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A, including any amendments or reports filed for the purpose of updating such description.

ITEM 4.       DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL

         The validity of the issuance of the Common Stock offered hereby will be passed upon for the Company by Cooley Godward LLP, Palo Alto, California ("Cooley Godward").

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 145 of the Delaware General Corporation Law, the Company has broad powers to indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act.

     The Company's Certificate of Incorporation, as amended provides for the elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to the Company and its stockholders. These provisions do not eliminate the directors' duty of care and, in appropriate circumstances, equitable remedies such an injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit and for violating Section 174 of the Delaware General Corporation Law. The provision does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

     The Company has entered into agreements with its directors and executive officers that require the Company to indemnify such persons against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred (including expenses of a derivative action) in connection with any proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Company or any of its affiliated enterprises, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.


ITEM 8.       EXHIBITS


  EXHIBIT   EXHIBIT
  NUMBER     INDEX    DESCRIPTION

    4.1       (1)     Certificate of Incorporation of Inhale.
    4.2       (1)     Bylaws of Inhale.


                                      4.


    4.3       (8)     Certificate of Amendment of the Amended Certificate of
                      Incorporation.
    4.4       (2)     Restated Investor Rights Agreement among Inhale and
                      certain other persons named therein, dated April 29, 1993, as amended October 29, 1993.
    4.5       (3)     Stock Purchase Agreement between Inhale and Pfizer Inc.,
                      dated January 18, 1995.
    4.6       (4)     Form of Purchase Agreement between Inhale and the
                      individual Purchasers, dated January 28, 1997.
    4.7       (5)     Stock Purchase Agreement between Inhale and Capital
                      Research and Management Company, dated December 8, 1998.
    4.8       (6)     Purchase Agreement among Inhale and Lehman Brothers Inc.,
                      Deutsche Bank Securities Inc. and U.S. Bancorp Piper
                      Jaffray Inc. dated October 6, 1999.
    4.9       (6)     Registration Rights Agreement among Inhale and Lehman
                      Brothers Inc., Deutsche Bank Securities Inc. and U.S.
                      Bancorp Piper Jaffray Inc., dated October 13, 1999.
    4.10      (6)     Indenture between Inhale as Issuer and Chase Manhattan
                      Bank and Trust Company, National Association, as Trustee,
                      dated October 13, 1999.
    4.11      (6)     Form of Inhale Registration Rights Agreement, between
                      Inhale and Selling Shareholder, dated January 25, 2000.
    4.12      (7)     Purchase Agreement among Inhale and Merrill Lynch, Pierce,
                      Fenner & Smith Incorporated, Deutsche Bank Securities
                      Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray
                      Inc., dated February 2, 2000.
    4.13      (7)     Resale Registration Rights Agreement among Registrant and
                      Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                      Deutsche Bank Securities Inc., Lehman Brothers Inc., and
                      U.S. Bancorp Piper Jaffray Inc., dated February 8, 2000.
    4.14      (7)     Indenture between Registrant as Issuer and Chase Manhattan
                      Bank and Trust Company, National Association, as Trustee,
                      dated February 8, 2000.
    4.15      (8)     Specimen common stock certificate.
    4.16      (9)     Specimen warrants to purchase shares of common stock.
    4.17      (10)    Purchase Agreement among Inhale and Merrill Lynch, Pierce,
                      Fenner & Smith Incorporated, Deutsche Bank Securities
                      Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray
                      Inc., dated October 11, 2000.
    4.18      (10)    Resale Registration Rights Agreement among Registrant and
                      Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                      Deutsche Bank Securities, Inc., Lehman Brothers Inc., and
                      U.S. Bancorp Piper Jaffray Inc., dated October 17, 2000.
    4.19      (10)    Indenture between Registrant, as Issuer, and Chase
                      Manhattan Bank and Trust Company, National Association, as
                      Trustee, dated October 17, 2000.
    5.1       (11)    Opinion of Cooley Godward LLP.
   23.1       (11)    Consent of Ernst & Young LLP, Independent Auditors.
   23.2       (11)    Consent of Cooley Godward LLP (included in Exhibit 5.1).
   24.1       (11)    Power of Attorney (contained on signature page).
   99.1       (11)    The Bradford Particle Design plc Approved Employee Share
                      Option Scheme.
   99.2       (11)    Form of The Bradford Particle Design plc Approved Employee
                      Share Option Scheme Option Certificate.
   99.3       (11)    The Bradford Particle Design plc Unapproved Employee Share
                      Option Scheme.
   99.4       (11)    Form of The Bradford Particle Design plc Unapproved
                      Employee Share Option Scheme Option Certificate.
   99.5       (11)    Form of Agreement Granting an Enterprise Management Incentives Option.
   99.6       (11)    Agreement Granting Options between Mr. Joseph F. Bohan and
                      Bradford Particle Design plc dated November 5, 1999.
   99.7       (11)    Agreement Granting Options between Mr. Joseph F. Bohan and
                      Bradford Particle Design plc dated October 27, 2000.
   99.8       (11)    Agreement Granting Options between Dr. Boris Shekunov and
                      Bradford Particle Design plc dated October 13, 1999.
   99.9       (11)    Agreement Granting Options between Mrs. Madge Hollowood
                      and Bradford Particle Design plc dated October 13, 1999.
   99.10      (11)    Form of Stock Option Assumption and Conversion Notice (the Bradford Particle Design
                      plc Form of Unapproved Employee Share Option Scheme-1999 Stock Option Grants).
   99.11      (11)    Form of Stock Option Assumption and Conversion Notice (the
                      Bradford Particle Design plc Approved Employee Share
                      Option Scheme-1999 Stock Option Grants).


                                      5.



   99.12      (11)    Form of Stock Option Assumption and Conversion Notice (the
                      Bradford Particle Design plc Unapproved Employee Share
                      Option Scheme (Schedule I)-2000 Stock Option Grants)
   99.13      (11)    Stock Option Assumption and Conversion Notice (the Bohan
                      1999 Unapproved Agreement)
   99.14      (11)    Stock Option Assumption and Conversion Notice (the Bohan
                      2000 Unapproved Agreement)


(1) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-75942), as amended.

(3) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-89502), as amended.

(4) Incorporated by reference to Inhale's Registration Statement on Form S-3 (No. 333-20787).

(5) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-68897), as amended.

(6) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-94161), as amended.

(7) Incorporated by reference to the indicated exhibit in Inhale's Annual Report on Form 10-K for the year ended December 31, 1999.

(8) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(9) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-53678), as amended.

(11) Filed herewith.



ITEM 9.       UNDERTAKINGS

1.       The undersigned Company hereby undertakes:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                                      6.

         PROVIDED, HOWEVER, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference herein.

         (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                      7.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, State of California, on February 5, 2001.


                            INHALE THERAPEUTIC SYSTEMS, INC.
                            a Delaware corporation
                            By:      /s/ Ajit S. Gill
                                     -----------------------------------
                                     Ajit S. Gill
                            Title:   Chief Executive Officer, President and
                                     Director (Principal Executive Officer)


                                POWER OF ATTORNEY

     KNOW ALL PERSON BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Chess, Ajit S. Gill and Brigid A. Makes and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this registration statement and any subsequent registration statement filed by the registrant pursuant to Securities and Exchange Commission Rule 462, which relates to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratify and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:


             SIGNATURE                                   TITLE                                DATE
             ---------                                   -----                                ----


         /s/ Ajit S. Gill              Chief Executive Officer, President and           February 5, 2001
      -----------------------          Director (Principal Executive Officer)
           Ajit S. Gill


        /s/ Robert B. Chess            Chairman of the Board                            February 5, 2001
      -----------------------
          Robert B. Chess

       /s/ Brigid A. Makes             Chief Financial Officer and Vice                 February 5, 2001
      -----------------------          President (Principal Financial and
          Brigid A. Makes              Accounting Officer)


       /s/ John S. Patton              Vice President and Director                      February 5, 2001
      -----------------------
          John S. Patton


         /s/ James B. Glavin           Director                                         February 5, 2001
      -----------------------
          James B. Glavin


         /s/ Melvin Perelman           Director                                         February 5, 2001
      -----------------------
           Melvin Perelman


        /s/ Irwin Lerner               Director                                         February 5, 2001
      -----------------------
            Irwin Lerner


        /s/ Roy A. Whitfield           Director                                         February 5, 2001
      -----------------------
          Roy A. Whitfield


                                      8.

                                 EXHIBIT INDEX




  EXHIBIT   EXHIBIT
  NUMBER     INDEX    DESCRIPTION

    4.1       (1)     Certificate of Incorporation of Inhale.
    4.2       (1)     Bylaws of Inhale.
    4.3       (8)     Certificate of Amendment of the Amended Certificate of
                      Incorporation.
    4.4       (2)     Restated Investor Rights Agreement among Inhale and
                      certain other persons named therein, dated April 29, 1993, as amended October 29, 1993.
    4.5       (3)     Stock Purchase Agreement between Inhale and Pfizer Inc.,
                      dated January 18, 1995.
    4.6       (4)     Form of Purchase Agreement between Inhale and the
                      individual Purchasers, dated January 28, 1997.
    4.7       (5)     Stock Purchase Agreement between Inhale and Capital
                      Research and Management Company, dated December 8, 1998.
    4.8       (6)     Purchase Agreement among Inhale and Lehman Brothers Inc.,
                      Deutsche Bank Securities Inc. and U.S. Bancorp Piper
                      Jaffray Inc. dated October 6, 1999.
    4.9       (6)     Registration Rights Agreement among Inhale and Lehman
                      Brothers Inc., Deutsche Bank Securities Inc. and U.S.
                      Bancorp Piper Jaffray Inc., dated October 13, 1999.
    4.10      (6)     Indenture between Inhale as Issuer and Chase Manhattan
                      Bank and Trust Company, National Association, as Trustee,
                      dated October 13, 1999.
    4.11      (6)     Form of Inhale Registration Rights Agreement, between
                      Inhale and Selling Shareholder, dated January 25, 2000.
    4.12      (7)     Purchase Agreement among Inhale and Merrill Lynch, Pierce,
                      Fenner & Smith Incorporated, Deutsche Bank Securities
                      Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray
                      Inc., dated February 2, 2000.
    4.13      (7)     Resale Registration Rights Agreement among Registrant and
                      Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                      Deutsche Bank Securities Inc., Lehman Brothers Inc., and
                      U.S. Bancorp Piper Jaffray Inc., dated February 8, 2000.
    4.14      (7)     Indenture between Registrant as Issuer and Chase Manhattan
                      Bank and Trust Company, National Association, as Trustee,
                      dated February 8, 2000.
    4.15      (8)     Specimen common stock certificate.
    4.16      (9)     Specimen warrants to purchase shares of common stock.
    4.17      (10)    Purchase Agreement among Inhale and Merrill Lynch, Pierce,
                      Fenner & Smith Incorporated, Deutsche Bank Securities
                      Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray
                      Inc., dated October 11, 2000.
    4.18      (10)    Resale Registration Rights Agreement among Registrant and
                      Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                      Deutsche Bank Securities, Inc., Lehman Brothers Inc., and
                      U.S. Bancorp Piper Jaffray Inc., dated October 17, 2000.
    4.19      (10)    Indenture between Registrant, as Issuer, and Chase
                      Manhattan Bank and Trust Company, National Association, as
                      Trustee, dated October 17, 2000.
    5.1       (11)    Opinion of Cooley Godward LLP.
   23.1       (11)    Consent of Ernst & Young LLP, Indpendent Auditors.
   23.2       (11)    Consent of Cooley Godward LLP (included in Exhibit 5.1).
   24.1       (11)    Power of Attorney (contained on signature page).
   99.1       (11)    The Bradford Particle Design plc Approved Employee Share
                      Option Scheme.
   99.2       (11)    Form of The Bradford Particle Design plc Approved Employee
                      Share Option Scheme Option Certificate.
   99.3       (11)    The Bradford Particle Design plc Unapproved Employee Share
                      Option Scheme.
   99.4       (11)    Form of The Bradford Particle Design plc Unapproved
                      Employee Share Option Scheme Option Certificate.
   99.5       (11)    Form of Agreement Granting an Enterprise Management Incentives Option.
   99.6       (11)    Agreement Granting Options between Mr. Joseph F. Bohan and
                      Bradford Particle Design plc dated November 5, 1999.
   99.7       (11)    Agreement Granting Options between Mr. Joseph F. Bohan and
                      Bradford Particle Design plc dated October 27, 2000.


                                      9.


   99.8       (11)    Agreement Granting Options between Dr. Boris Shekunov and
                      Bradford Particle Design plc dated October 13, 1999.
   99.9       (11)    Agreement Granting Options between Mrs. Madge Hollowood
                      and Bradford Particle Design plc dated October 13, 1999.
   99.10      (11)    Form of Stock Option Assumption and Converion Notice (the Bradford Particle Design
                      plc Unapproved Employee Share Option Scheme-1999 Stock Option Grants).
   99.11      (11)    Form of Stock Option Assumption and Conversion Notice (the
                      Bradford Particle Design plc Approved Employee Share
                      Option Scheme-1999 Stock Option Grants).
   99.12      (11)    Form of Stock Option Assumption and Conversion Notice (the
                      Bradford Particle Design plc Unapproved Employee Share
                      Option Scheme (Schedule I)-2000 Stock Option Grants)
   99.13      (11)    Stock Option Assumption and Conversion Notice (the Bohan
                      1999 Unapproved Agreement)
   99.14      (11)    Stock Option Assumption and Conversion Notice (the Bohan
                      2000 Unapproved Agreement)


(1) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-75942), as amended.

(3) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-89502), as amended.

(4) Incorporated by reference to Inhale's Registration Statement on Form S-3 (No. 333-20787).

(5) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-68897), as amended.

(6) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-94161), as amended.

(7) Incorporated by reference to the indicated exhibit in Inhale's Annual Report on Form 10-K for the year ended December 31, 1999.

(8) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(9) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-53678), as amended.

(11) Filed herewith.


                                      10.